FLEXSHARES® TRUST

SUPPLEMENT DATED AUGUST 31, 2017 TO

STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2017

FlexShares® Ready Access Variable Income Fund

FlexShares® Core Select Bond Fund

Effective September 5, 2017, the Statement of Additional Information will be updated as follows:

1.                The fifth sentence of the first paragraph under the heading “PLACEMENT OF CREATION ORDERS FOR THE FUNDS” beginning on page 57 is deleted and replaced with the following:

The Settlement Date is typically the first Business Day, but could be up to the second Business Day, following the Transmittal Date.

2.                The third and fourth sentences of the first paragraph under the heading “ISSUANCE OF A CREATION UNIT” on page 59 are deleted and replaced with the following:

Creation Units typically are issued on a “T+1” basis (that is one Business Day after trade date) for the FlexShares Ready Access Variable Income Fund and on a “T+2” basis (two Business Days after trade date) for the FlexShares Core Select Bond Fund. However, as discussed in Appendix A, each Fund reserves the right to settle Creation Unit transactions on a basis other than T+1 or T+2, as applicable, in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates or ex-dividend dates (the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.

3.                The fourth and fifth sentences of the first paragraph under the heading “PLACEMENT OF REDEMPTION ORDERS FOR THE FUNDS” on page 61 are deleted and replaced with the following:

After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities, which are generally expected to be delivered within two Business Days and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the Settlement Date. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for a Fund may take longer than two Business Days after the Transmittal Date.

4.                The first three sentences in the first paragraph under the heading “APPENDIX A” on page A-1 are deleted and replaced with the following:

Each Fund generally intends to effect deliveries of Creation Units and portfolio securities on a basis of “T” plus one and “T” plus two business days, as applicable. Each Fund may effect deliveries of Creation Units and portfolio securities on a basis other than T plus one or T plus two, respectively, in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within two business days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market

Please retain this Supplement with your Statement of Additional Information for future reference.